                        STOCKHOLDERS AGREEMENT                     Exhibit 10.6
                        ----------------------

          STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of July 13, 1999, by and among, Samsonite Corporation, a Delaware corporation (the "Company"), Apollo Investment Fund, L.P., a Delaware limited partnership ("Apollo"), and Artemis America Partnership, a Delaware general partnership ("Artemis").

          WHEREAS, as of the date hereof, Apollo is the beneficial owner of approximately 34% of the Company's outstanding common stock, par value $0.01 per share (the "Common Stock");

          WHEREAS, pursuant to an investment agreement, dated as of April 7, 1999 (the "Investment Agreement"), between the Company and Apollo, Apollo made a $25,410,000 bridge investment in the Company (the "Bridge Investment") and agreed to back-stop the Company's proposed rights offering (the "Back-stop Agreement") by making an additional $12,090,000 investment in connection therewith;

          WHEREAS, Lion Advisors, L.P. ("Lion") will transfer to Artemis voting rights respecting 1,778,523 shares of Common Stock currently held by Lion pursuant to the terms of the investment management agreement (the "Managed Account") between Artemis and Lion, such that each of Apollo and Artemis will be the beneficial owner of approximately 17% of the Common Stock outstanding prior to the closing of the Bridge Investment;

          WHEREAS, pursuant to an agreement, dated as of April 5, 1999, between Artemis and Apollo, Artemis has the right (but not the obligation) to purchase either from Apollo or, acting as Apollo's designee, from the Company, up to one-half of the shares which Apollo has purchased pursuant to the Bridge Investment and is obligated to purchase pursuant to the terms of the Back-stop Agreement;

          WHEREAS, on July 13, 1999 Artemis agreed to purchase from Apollo one-half of the shares that Apollo purchased pursuant to the Bridge Investment and is obligated to purchase pursuant to the Back-stop Agreement;

          WHEREAS, the Company and BankBoston, N.A., a national banking association (the "Rights Agent"), are parties to a Rights Agreement, dated as of May

1998, as amended on April 7, 1999, and further amended on July 13, 1999, in order to, among other things, permit the execution and delivery of this Agreement (the "Rights Agreement");

          WHEREAS, the Company, Apollo and Artemis desire to enter into this Agreement for the purpose of governing certain aspects of the relationship among the parties hereto; and

          WHEREAS, it is in the best interests of the Company, Apollo and Artemis that such aspects of their relationship be so governed;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and intending to be legally bound the parties hereto hereby agree as follows:

          Section 1.  Definitions.    As used in this Agreement, the
                      -----------
following terms shall have the meanings ascribed to them below:

                      (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the "Exchange Act"). Notwithstanding anything to the contrary herein or therein, (x) neither Apollo (and its Affiliates and Associates) on the one hand, nor Artemis (and its Affiliates and Associates) on the other hand, are, or shall be deemed to be, an Affiliate or Associate of the other and (y) none of the persons identified as the initial Independent Directors in Section 2(a) hereof shall be deemed to be an Affiliate or Associate of Apollo or Artemis.

                      (b) The term "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act, and the terms "beneficially owned" or "beneficial ownership" shall have a correlative meaning.

                      (c) The term "Board" shall mean the Board of Directors of the Company.

                      (d) The term "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity.

                      (e) The term "Public Offering" shall mean an underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act.

                     (f) The term "Rule 144" shall mean Rule 144 of the rules and regulations promulgated pursuant to the Securities Act.

                     (g) The term "Securities Act" shall mean the Securities Act of 1933.

                     (h) The term "Stockholder" shall mean Apollo and Artemis; provided that solely for purposes of Section 4(a) "Stockholder" shall
--------
include any transferee of Apollo or Artemis in a transaction to which Section 3(i) applies, after giving effect to the proviso contained therein.

                     (i)  The term "Voting Stock" shall mean shares of

Common Stock and any other class of securities of the Company having the power to elect directors and any other general voting power (and shall include any shares of Voting Stock issuable upon exchange or conversion of securities exchangeable for or convertible into shares of Voting Stock).

                     (j)  The term "Third Party" shall mean any person
(other than the Company) that is a prospective purchaser of Voting Stock in an arms' length transaction from a Stockholder.

          Section 2.   Board of Directors.
                       ------------------

          (a) Each Stockholder agrees to vote, and to cause its Affiliates and Associates to vote, all shares of Voting Stock beneficially owned or held of record by such Stockholder and its Affiliates and Associates, at any regular or special meeting of the stockholders of the Company called for the purpose of filling posi tions on the Board, or in any written consent executed in lieu of such a meeting, and shall take all actions within its control that are necessary to ensure the election to the Board of: (i) the Chief Executive Officer of the Company, (ii) three (3) designees of Apollo (each of whom shall be a person regularly employed by Apollo or its Affili ates), (iii) one (1) designee of Artemis and, if requested at any time by Artemis, a second designee of Artemis (each of whom (except in the case of Bernard Attal) shall be a person regularly employed by Artemis or its Affiliates), and (iv) four (4) individuals not being designees, Affiliates or Associates of Apollo or Artemis (the "Independent Directors"); provided that, if at any time, the number of shares of
             --------

Voting Stock beneficially owned or held of record by Apollo and its Affiliates and Associates shall be less than 50% of the number of shares of Voting Stock benefi cially owned or held of record by Artemis and its Affiliates and Associates, then at all times thereafter, clause (ii) of this sentence shall be deemed to refer to Artemis in lieu of Apollo and clause (iii) shall be deemed to refer to Apollo in lieu of Artemis, such that Artemis shall be entitled to three
(3) designees for the Board and Apollo shall be entitled to two (2) designees. For purposes of the foregoing sentence, (x) Leon D. Black, Robert H. Falk and Marc J. Rowan shall be deemed to have been designated by Apollo, (y) Bernard Attal shall be deemed to have been designated by Artemis and (z) Richard R. Nicolosi, Robert L. Rosen, Mark H. Rachesky and Stephen J. Solarz shall be the initial Independent Directors.

          (b) Each Stockholder agrees that in the event of any vacancy on the Board, whether caused by the death, disability, retirement, resignation, removal, termination of term of office or otherwise, with respect to any director, such Stock holder will use its reasonable best efforts to call, or to cause the appropriate officers of the Company to call, a special or general meeting of stockholders and to vote, and to cause its Affiliates and Associates to vote, all shares of Voting Stock beneficially owned or held of record by such Stockholder and its Affiliates and Associates for, or to take and to cause its Affiliates and Associates to take all actions by written consent in respect of all such shares of Voting Stock in lieu of any such meeting, and shall take all actions within its control that are necessary to cause, the election to the Board of (i) in the case of the departure from office for any reason of any director designated by a Stockholder, another individual to fill such vacancy, designated in accordance with the provisions of Section 2(a) and this Section 2(b) by the Stock holder who designated the individual whose departure from the Board caused such vacancy (or by the Persons who have succeeded to such Person's right to designate one or more directors), and (ii) in the event of any vacancy on the Board, whether caused by the death, disability, retirement, resignation, removal, termination of term of office or otherwise, with respect to any Independent Director, each Stockholder hereby agrees to vote, and to cause its Affiliates and Associates to vote, all shares of Voting Stock beneficially owned or held of record by such Stockholder and its Affiliates and Associates for, or to take and to cause its Affiliates and Associates to take all actions by written consent in respect of all such shares of Voting Stock in lieu of any such meeting necessary, and shall take all actions within its control that are necessary to cause, the election to the Board of the individual selected by a majority of the remaining Independent Directors to fill such vacancy; provided
                                                                      --------
that the foregoing shall not apply in the event that the Board takes such action to so constitute the Board without stockholder approval. Each Stockholder shall use its reasonable best efforts to cause the Company to prepare as soon as practicable after learning that a vacancy on the Board will occur (other than upon expiration of term) or has occurred, and file as soon as practicable after a nominee for such vacancy is designated pursuant to this Agreement, any proxy or information statement required pursuant to the Exchange Act or any applicable federal or state securities or corpora tion law to be filed and send to stockholders of the Company prior to the election or assumption of office of such nominees.

          (c) Each Stockholder may at any time request that a person nominated by it in accordance with this Section 2 be removed as a member of the Board, with or without cause, and upon the written request of such Stockholder to the other Stockholder, each other Stockholder agrees to vote, and to cause its respective Affiliates and Associates to vote, all of its Voting Stock to effect such removal.

          (d) Each of the Stockholders shall use its reasonable best efforts to, and to cause its Affiliates and Associates to, maintain the composition of the Executive Committee of the Board (the "Executive Committee") as it exists as of the date hereof. Notwithstanding the foregoing, if requested by Artemis at any time, Apollo shall use its reasonable best efforts to, and cause its Affiliates and Associates to, effect the appointment of a fourth member of the Executive Committee, who shall be a designee of Artemis.

          (e) The foregoing provisions of this Section 2 shall not impose any obligations on the Company.

          Section 3.     Tag-Along Rights.
                         ----------------

          (a) Each Stockholder hereby agrees that such Stockholder shall not, in any one transaction or any series of similar transactions, directly or indirectly, sell or otherwise dispose of any shares of Voting Stock to any Third Party unless the terms and conditions of such sale or other disposition to such Third Party shall include an offer by such Third Party to the other Stockholder (the "Included Of feree") to include, at the option of the Included Offeree, in the sale or other disposi tion to the Third Party such number of shares of Voting Stock beneficially owned by such Included Offeree as determined in accordance with this Section 3. If a Stock holder receives a bona fide offer to purchase or otherwise acquire (an "Included Offer") any shares of Voting Stock held by it which it desires to accept (the "Included Shares") from a Third Party, such Stockholder shall then cause the Included Offer to be reduced to writing and shall provide written notice (the "Included Notice") of such

Included Offer to the Included Offeree in the manner set forth in this Section
3. The Included Notice shall contain an offer by such Third Party to purchase or otherwise acquire, in addition to the Included Shares being acquired from such Stockholder, shares of Voting Stock from the Included Offeree at the same price and on the same terms as contained in the Included Offer and shall be accompanied by a true and correct copy of the Included Offer (which shall identify the Third Party, the number of shares which the Third Party is seeking to purchase or otherwise acquire, the price contained in the Included Offer and all the other terms and conditions of the Included Offer). The Included Offeree shall, within sixty (60) days after the date the Included Notice is given to such Included Offeree (the "Included Notice Period"), deliver a written notice to the Stockholder that was the initial recipient of the Included Offer (the "Tag-Along Notice"), which notice shall specify the number of shares of Voting Stock held by such Included Offeree which it wishes to sell pursuant to the Included Offer (the "Tag-Along Shares") and the total number of shares of Voting Stock then beneficially owned by such Included Offeree. In the event such Third Party shall modify the Included Offer in any way, the Third Party shall send an amended Included Notice to the Included Offeree. The Included Offeree shall, if it so desires to sell, transfer or otherwise dispose of Tag-Along Shares pursuant to the Included Notice, as so amended, prior to the later of five (5) days after the date such amended Included Notice is received by the Included Offeree or the end of the original Included Notice Period, deliver an amended Tag-Along Notice specifying the amended number of Tag-Along Shares.

          (b) The Included Offeree shall have the right to sell pursuant to the Included Offer a number of Tag-Along Shares equal to the product of (x) the total number of shares of Voting Stock then beneficially owned by such Included Offeree multiplied by (y) a fraction, the numerator of which shall be the total number of shares proposed to be purchased by the Third Party and the denominator of which shall be the sum of all shares of Voting Stock beneficially owned by the Stockhold ers. For purposes of this Section 3, the Stockholder and the Included Offeree shall be hereinafter referred to as "Sellers." If any Seller has not indicated a desire to sell all of the Included Shares or Tag-Along Shares, as the case may be, permitted to be sold by it pursuant to this Section 3, then the Seller who has indicated a desire to sell more than the Included Shares or Tag-Along Shares, as the case may be, permitted to be sold by such Seller pursuant to the first sentence of this paragraph shall have allocated to such Seller the right to sell an additional number of Included Shares or Tag-Along Shares, as the case may be, owned by such Seller until the entire number of shares available to be sold to the Third Party shall have been allocated among the Sellers.

          (c) Each Seller shall arrange for the transfer of certificates repre-senting the Included Shares or Tag-Along Shares, as the case may be, to the Third Party upon delivery of the purchase price for such Included Shares or Tag-Along Shares, as the case may be.

          (d) If at the termination of the Notice Period the Included Offeree shall not have accepted the offer contained in the Included Notice, such Included Offeree shall be deemed to have waived any and all of its rights under this Section 3 with respect to the sale or other disposition of its Tag-Along Shares to such Third Party; provided that such sale or disposition is completed
                            --------
on the terms set forth in the Included Notice within thirty (30) days after the termination of the Notice Period.

          (e) Notwithstanding anything contained in this Section 3, there shall be no liability on the part of any Seller to any other Seller in the event that the sale of shares pursuant to this Section 3 is not consummated for whatever reason, unless such sale is not consummated due to the willful misconduct of such party. Whether a sale of shares is effected pursuant to this Section 3 by a Seller is in the sole and absolute discretion of such Seller.

          (f) In the event that the Third Party does not purchase the Included Shares and Tag-Along Shares, if any, from the Sellers required to be purchased by the Third Party in accordance with this Section 3, or the relevant Seller fails to comply with its obligations under this Section 3, then any transfer by the relevant Seller to such Third Party shall be null and void and of no effect whatsoever.

          (g) The provisions of Section 3 shall not be applicable to any transfer of Included Shares made pursuant to (i) a Public Offering, (ii) Rule 144, in a transaction that satisfies the volume limitations thereof, whether or not such limita tions are then applicable or (iii) sales or other dispositions to Affiliates or Associates of any Stockholder; provided that such Affiliate and
                                                --------
Associate transferees agree to be bound by this Agreement.

          (h) For purposes of this Section 3 only, Artemis shall be deemed to beneficially own any shares of Common Stock held by Lion in the Managed Account and neither Apollo nor any of its Affiliates and Associates shall be deemed to beneficially own any such shares of Common Stock.

          (i) Notwithstanding anything to the contrary contained herein, no transfer of shares of Voting Stock by a Stockholder (or any of its Affiliates or Associates) shall be effective unless the transferee agrees in writing to be bound by the terms and provisions of Sections 2, 3 and, insofar as the vote relates to the election of directors, 4 hereof; provided that this subsection
                                                --------
3(i) shall not apply to (x) any transfer pursuant to clause (i) or (ii) of subsection 3(g) above and (y) any transfer if, after giving effect to such transfer, the Included Offeree beneficially owns (collectively with its Affiliates and Associates) less than 25% of the shares set forth on Schedule I hereto.

          Section 4.     Pro Rata Voting.
                         ---------------

          (a) Each Stockholder hereby agrees to vote, and shall cause its Affiliates and Associates to vote, any and all shares of Voting Stock which it or they have the power or right to vote pro rata with all other shares of Voting Stock outstanding so that the number of shares of Voting Stock that each Stockholder (together with its Affiliates and Associates) is entitled to vote in its sole discretion and not pro rata does not exceed its Applicable Percentage;

provided that the foregoing shall not result in an increase in the number of
--------
shares of Voting Stock that a Stockholder shall be entitled to vote in its sole discretion and not pro rata but for the provisions of this Section 4(a). The term "Applicable Percentage" with respect to each Stockholder means the product of 34% and a fraction, the numerator of which is the number of shares of Voting Stock which such Stockholder and its Affiliates and Associates have the right to vote at such time, and the denominator of which shall be the number of shares of Voting Stock which all Stockholders in the aggregate, and their Affiliates and Associates, have the right to vote. All references to Voting Stock held by a Stockholder who is a transferee of Apollo or Artemis pursuant to Section 3(i) shall mean and include only such shares that such transferee acquired from Apollo or Artemis, as the case may be, in a transaction to which Section 3(i) (after giving effect to the proviso therein) applies.

          (b) From and after the date hereof, the obligations of Apollo under
Section 10.2(a) of the Investment Agreement shall terminate and be of no further force or effect.

          Section 5.     Rights Agreement Amendments.
                         ---------------------------

          (a) The Company hereby represents and warrants that the second amendment to the Rights Agreement (the "Second Amendment") attached hereto as Exhibit A has been duly executed and delivered by the Company and is in full force and effect.

          (b) The Company hereby further agrees that, following the execu-
tion of the Second Amendment, it will not undertake to further amend the Rights Agreement without the prior written consent of each of Apollo and Artemis, which consent shall not be unreasonably withheld; provided that the foregoing shall be
                                            --------
subject to the fiduciary duties of the Board.

          Section 6.     Investment Agreement Amendment. The Company and Apollo
                         ------------------------------

hereby agree that Section 2(b)(ii) of the Investment Agreement is hereby amended by deleting "$12,090,000" appearing therein and inserting in lieu thereof "$24,590,000". The Company hereby confirms that the registration rights set forth in the Registration Rights Agreement, dated as of April 7, 1999, between the Company and Apollo shall apply to any additional shares of Common Stock acquired by reason of the amendment effected by the foregoing sentence. The Company and Apollo further agree that the Investment Agreement is hereby amended by adding the following: "Section 6A. Termination. The Company will
                                      -----------
have the right to cancel, and to cause not to occur, the Back-stop Closing if the Rights Offering is terminated by the Company by reason of the conditions thereto, which are set forth in the Company's registration statement as filed with the Securities and Exchange Commis sion on May 19, 1999, not having been satisfied.". Artemis agrees to be bound by Section 2(b) of the Investment Agreement to the same extent as Apollo is so bound.

          Section 7.     Effectiveness of Agreement; Termination. This Agreement
                         ---------------------------------------

shall not become effective and shall not be binding upon any party hereto unless and until the Second Amendment becomes effective. If a Stockholder ceases to beneficially own (collectively with its Affiliates and Associates) at least 25% of the shares set forth on Schedule I hereto (a "Sub-25% Holder"), the provisions of Section 2 requiring the other Stockholder to take certain actions to cause the designees of the Sub-25% Holder to be elected to the Board shall no longer be effective; however, the provisions of Section 2 requiring the Sub-25% Holder to take certain actions to cause designees of the other Stockholder to be elected to the Board shall remain in effect. Except for Section 6 hereof, this Agreement shall terminate, and the rights and obligations of the parties hereto shall have no force and effect, upon the earlier to occur of the following: (i) both Stockholders become Sub-25% Holders, (ii) the expiration of three (3) years from the date of execution of this Agreement or (iii) the parties hereto mutually agree on such later date for the termination of this Agreement; provided, however, that the consent or agreement
                               --------  -------
of the Company shall not be required with regard to any termination of the terms or provisions of Sections 2 or 3 hereof.

          Section 8.     Amendments.   The provisions of this Agreement,
                         ----------
including the provisions of this sentence, may not be amended, modified or supple mented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and each of the Stockholders; provided, however, that the consent or agreement of the
                  --------  -------
Company shall not be required with regard to any termination, amendment, modification or supplement of, or waivers or consents to departures from, the terms or provisions of Sections 2 or 3 hereof.

          Section 9.     No Inconsistent Agreement.    Neither Stockholder
                         -------------------------
will, on or after the date of this Agreement, enter into any agreement with respect to the Voting Stock which is inconsistent with the rights granted to the Stockholders in this Agreement or otherwise conflicts with the provisions hereof.

          Section 10.    Notices.   All notices and other communications under
                         -------
this Agreement shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally, by facsimile transmission (receipt of which is confirmed) or sent by registered or certified mail (first-class mail, postage pre-paid, return receipt requested) or by overnight courier or similar courier service, addressed, (a) if to Apollo, at the following address:
Apollo Investment Fund, L.P., c/o Apollo Advisors, L.P., 2 Manhattan Road, Purchase, New York 10577 (or if by facsimile transmission to (212) 261-4070) attention: Michael Weiner, or at such other address as Apollo shall have furnished to the Company and to Artemis in writing, (b) if to Artemis, at the following address: Artemis America Partnership c/o RL&F Service Corp., Rodney Square, P.O. Box 551, Wilmington, Delaware 19899 (or if by facsimile transmission to 011-331-44112034) with a copy to Heights Advisors, 545 Fifth Avenue, Suite 940, New York, New York 10017 to the attention of Bernard Attal, or at such other address as Artemis shall have furnished to the Company and to Apollo in writing, or (c) if to the Company, at the following address:
Samsonite Corporation, 11200 East 45/th/ Avenue, Denver, Colorado 80239 (or if by facsimile to (303) 373-6406), to the attention of its General Counsel, or at such other address (and/or facsimile number), or to the attention of such other officer, as the Company shall have furnished to Apollo and to Artemis in writing, in each case with a copy to the attention of Lou R. Kling at the following address:

Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 (or if by facsimile to (212) 735-2000).

          Section 11.    Successors and Assigns.   This Agreement shall inure
                         ----------------------
to the benefit of and be binding upon the successors of each of the parties hereto.

          Section 12.    Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          Section 13.    Headings.  The headings in this Agreement are for
                         --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 14.    Governing Law.  This Agreement shall be governed by
                         -------------
and construed in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

          Section 15.    Severability.  In the event that any one or more of the
                         ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          Section 16.    Entire Agreement.  This Agreement is intended by the
                         ----------------
parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          Section 17.    Specific Performance.  Each party hereto, in addition
                         --------------------
to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party hereto hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first written above.


                    SAMSONITE CORPORATION


                    By:          /s/  Steve Armstrong
                        -----------------------------------------
                         Name:   Steve Armstrong
                         Title:  General Counsel


                    APOLLO INVESTMENT FUND, L.P.

                    By:  Apollo Advisors, L.P.,
                         Its General Partner

                         By:  Apollo Capital Management, Inc.,
                              Its General partner

                         By:         /s/ Robert H. Falk
                             ------------------------------------
                              Name:   Robert H. Falk
                              Title:  Vice President

                    ARTEMIS AMERICA PARTNERSHIP

                    By:
                         Its General Partner

                         By: /s/ Emmanuel Cueff
                            -------------------------------------
                              Name:   Emmanuel Cueff
                              Title:  General Secretary

                                   Schedule I
                                   ----------


Apollo .... 1,779,234 shares of Common Stock plus 50% of any shares purchased pursuant to the Bridge Investment plus 50% of any shares purchased pursuant to the Back-stop Agreement (as amended by Section 6 hereof) (including any shares of Common Stock issued in exchange for or in respect of the foregoing).

Artemis ... 1,778,523 shares of Common Stock plus any shares purchased pursuant to the April 5, 1999 and July 13, 1999 letter agreements between Apollo and Artemis (including any shares of Common Stock issued in exchange for or in respect of the foregoing).

                                                                       Exhibit A

                              SECOND AMENDMENT OF
                              THE RIGHTS AGREEMENT


This SECOND AMENDMENT OF THE RIGHTS AGREEMENT (the "Agreement") is entered into as of July 13, 1999, by and between Samsonite Corporation, a Delaware corporation (the "Company") and BankBoston, N.A., a national banking association (the "Rights Agent").

                                   BACKGROUND

WHEREAS, the Company and the Rights Agent are parties to the Rights Agreement, dated as of May 12, 1998, as amended on April 7, 1999 (the "Original Agreement");

WHEREAS, pursuant to Section 26 of the Original Agreement, the parties hereto have agreed to amend certain provisions of the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and intending to be legally bound, the parties hereto agree that the Original Agreement is hereby amended as follows:

SECTION 1.  Defined Terms.  Capitalized terms used and not defined herein shall
            -------------
have the meanings assigned to such terms in the Original Agreement.

SECTION 2.  Amendments.  The parties hereto hereby consent and agree to amend
            ----------
the Original Agreement as follows:

(a) Section 1 of the Original Agreement is hereby amended by inserting the following at the end of Section (c) (iii) thereof:

"Notwithstanding anything to the contrary herein, neither Apollo Investment Fund, L.P. (and its Affiliates and Associates) on the one hand, nor Artemis America Partnership (and its Affiliates and Associates) on the other hand, shall be deemed to beneficially own any securities held by the other party as a result of the Stockholders Agreement, dated as of July 13, 1999, by and among the Company, Apollo Investment Fund, L.P. and Artemis America Partnership (as if may be amended from time to time in accordance with the provisions thereof, the "Stockholders Agreement")."

(b)Section 1 of the Original Agreement is hereby amended by deleting paragraph
(g) in its entirety and inserting in lieu thereof the following:

(g) "Exempted Person" shall mean Apollo Advisors, L.P. and its Affiliates and Associates and Artemis America Partnership and its Affiliates and Associates, so long as each of Apollo Advisors, L.P. and Artemis America Partnership, together with its respective Affiliates and Associates, shall not become the Beneficial Owner of shares of Common Stock then outstanding in excess of its Applicable Percentage; provided, however, that from and after such time as Apollo Advisors,
            --------  -------
L.P. or Artemis America Partnership, together with all of its respective Affiliates and Associates, shall be the Beneficial Owner of shares of Common Stock then outstanding in excess of its respective Applicable Percentage, Apollo Advisors, L.P. or Artemis America Partnership, as the case may be, shall no longer be deemed an "Exempted Person". For purposes of the foregoing, with respect to Apollo Advisors, L.P., and its Affiliates and Associates, including Lion Advisors, L.P. (collectively, "Apollo"), (i) from and after the execution of the Investment Agreement, dated as of April 7, 1999, between the Company and Apollo Investment Fund, L.P. (the "Investment Agreement"), and prior to the Back-stop Closing (as such term is defined in the Investment Agreement), the term "Applicable Percentage" shall mean two percent (2%) plus the percentage of the outstanding shares of Common Stock beneficially owned by Apollo on the date hereof (treating for this purpose the shares to be purchased at the Back-stop Closing as not beneficially owned by Apollo) and (ii) after the Back-stop Closing, the term "Applicable Percentage" shall mean two percent (2%) plus the percentage of the outstanding shares of Common Stock beneficially owned by Apollo immediately after such closing; provided that Apollo's Applicable
                                       --------
Percentage shall in no event be less than 34%. For purposes of the foregoing, with respect to Artemis America Partnership ("Artemis"), the term

"Applicable Percentage" shall mean two percent (2%) plus the quotient obtained by dividing (A) the number of shares of Common Stock which, or the voting rights of which, Artemis or any of its Affiliates or Associates has the right to acquire, or acquires, at any time or which otherwise may be distributed to Artemis or to any of its Affiliates or Associates, in either case by reason of or pursuant to (x) the terms of the Investment Management Agreement between Artemis and Lion Advisors, L.P., dated as of June 29, 1990, as amended on April 30, 1999, with respect to the managed account, (y) the distribution of shares of Common Stock to the limited partners of Apollo Investment Fund I, L.P., or (z) the terms of the agreements, dated as of April 5, 1999, as amended on July 13, 1999, between Artemis America Partnership and Apollo Investment Fund, L.P., by
(B) the number of shares of Common Stock outstanding at the time of any calculation to determine whether Artemis is an Acquiring Person. Notwithstanding anything to the contrary contained herein, a "group" (as determined pursuant to Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange
Act) consisting solely of Exempted Persons or of solely Exempted Persons and one or more transferees in a transaction to which Sections 3(i) (after giving effect to the proviso therein) and 4 of the Stockholders Agreement apply (a "Section 3(i) Transferee") shall likewise be treated as an Exempted Person hereunder; provided that the foregoing shall not apply to a group which has beneficial
--------
ownership of shares of Common Stock of a Section 3(i) Transferee not subject to the pro rata voting requirements of Section 4 of the Stockholders Agreement."

c) Section 7(a) of the Original Agreement is hereby amended by deleting the phrase "May 31, 2002" appearing in the seventh line from the end thereof and inserting in lieu thereof the phrase "May 31, 2007".

(d) Exhibits B and C of the Original Agreement are hereby amended by deleting all references to the phrase "May 31, 2002" appearing therein and inserting in lieu thereof the phrase "May 31, 2007".

Except as otherwise specified above, there is no amendment of any other term, condition or provision of the

Original Agreement all of which are hereby ratified and confirmed by the Company.

SECTION 3.  Counterparts.  This Agreement (a) may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, (b) shall be effective only in this specific instance for the specific purpose set forth herein, and
(c) does not allow any other or further departure from the terms of the Original Agreement, which terms shall continue in full force and effect. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

SECTION 4.  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
            --------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first written above.


                         SAMSONITE CORPORATION

                         By:
                            ------------------------------
                            Name:
                            Title:


                         BANKBOSTON, N.A.

                         By:
                            ------------------------------
                            Name:
                            Title:

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